SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2008

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2901 Via Fortuna, Austin, TX	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 30, 2008, the Company issued a press release reporting the financial results of the Company for the third quarter and first nine months of fiscal year 2008 ended December 29, 2007. A copy of this press release is attached to this Report as exhibit 99.1. All of the information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure

On January 28, 2008, the Cirrus Logic Board of Directors authorized a share repurchase program of up to $150 million. The repurchases will be funded from existing cash and will be effected from time to time in accordance with applicable securities laws through the open market or in private transactions, depending on general market and economic conditions.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

Exhibit 99.1	Cirrus Logic, Inc. press release dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	January 30, 2008	By:	/s/ Thurman K. Case
		Name:	Thurman K. Case
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated January 30, 2008.

Exhibit 99.1